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                                                                      exhibit j


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the " Registration Statement") of CitiFunds Institutional Trust of our report dated October 16, 2003, relating to the financial statements and financial highlights which appear in the August 31, 2003 Annual Report to Shareholders of Citi Institutional Liquid Reserves. We also consent to the references to us under the headings "Independent Accountants and Financial Statements" and "Financial Highlights" in such Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
December 19, 2003
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                          INDEPENDENT AUDITORS' CONSENT



To the Trustees and Shareholders of
Citi Institutional Tax Free Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities of Citi Institutional Tax Free Reserves of CitiFunds Institutional Trust (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003
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                          INDEPENDENT AUDITORS' CONSENT



To the Trustees and Shareholders of
Citi Institutional U.S. Treasury Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities of Citi Institutional U.S. Treasury Reserves of CitiFunds Institutional Trust (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003
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                          INDEPENDENT AUDITORS' CONSENT



To the Trustees and Shareholders of
Citi Institutional Cash Reserves:

We consent to the incorporation by reference, in this registration statement, to our report dated October 13, 2003, on the statement of assets and liabilities of Citi Institutional Cash Reserves of CitiFunds Institutional Trust (the "Trust") (a Massachusetts business trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Trust as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                       KPMG LLP


New York, New York
December 22, 2003